UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of report (date of earliest event reported): May 6, 2025

Proficient Auto Logistics, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-42035	93-1869180
(State or other jurisdiction of incorporation)	(Commission file number)	(IRS employer identification number)

12276 San Jose Blvd., Suite 426

Jacksonville, FL 32223

(Address of principal executive offices)

Registrant’s telephone number, including area code: (904) 506-7918

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value per share	PAL	Nasdaq Global Market

Item 2.02 Results of Operations and Financial Condition

On May 7, 2025, Proficient Auto Logistics, Inc. (the “Company”) issued a press release regarding the financial results for the Company, Proficient Auto Transport, Inc. and the Company’s five founding companies on a combined basis for the quarter ended March 31, 2025 and certain other information. The full text of the Company’s press release is furnished herewith as Exhibit 99.1.

The Company has scheduled a conference call for 5:00 pm Eastern time on May 7, 2025 to discuss its operations and financial results. The Company invites investors to join the investor conference call by registering through this link: https://register-conf.media-server.com/register/BI302e5389800e4532be1cbc9a39fb590b. Once registered, investors will receive a dial-in and a unique pin to join the conference. Investors may also join the listen-only Webcast via https://edge.media-server.com/mmc/p/zmg98gip.

The information in this Item 2.02 and the attached exhibit are being furnished to the Securities and Exchange Commission and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that Section, nor shall it be deemed incorporated by reference into any filing of the Company under the Securities Act of 1933, as amended (the “Securities Act”), or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Item 5.07. Submission of Matters to a Vote of Security Holders

At the Company’s 2025 Annual Stockholders Meeting held on May 6, 2025 (the “Annual Meeting”), the Company’s stockholders voted on (1) the election of eight directors nominated by the Board of Directors to serve until the 2026 Annual Stockholders Meeting and, in each case, until their successor is duly elected and qualified or until their earlier resignation, removal, incapacity or death; and (2) the ratification of the appointment of Grant Thornton LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2025.

The tables below set forth the voting results.

PROPOSAL 1

Election of directors to serve until the 2026 Annual Stockholders Meeting.

NOMINEE	FOR	WITHHELD	BROKER NON-VOTES
Richard O’Dell	15,172,391	21,108	3,345,008
Charles A. Alutto	10,206,332	4,987,167	3,345,008
Douglas L. Col	10,086,875	5,106,624	3,345,008
Brenda Frank	15,186,337	7,162	3,345,008
James B. Gattoni	10,869,267	4,324,232	3,345,008
Steve F. Lux	15,183,516	9,983	3,345,008
John F. Schraudenbach	10,086,874	5,106,625	3,345,008
John Skiadas	14,513,778	679,721	3,345,008

PROPOSAL 2

The ratification of the appointment of Grant Thornton LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2025.

SHARES
For:	18,527,865
Against:	8,498
Abstain:	2,144

Item 9.01 Financial Statements and Exhibits

(d) Exhibits

Exhibit Number	Description
99.1	Press release, dated May 7, 2025
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

Forward-Looking Statements

This Current Report on Form 8-K contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, which statements involve substantial risks and uncertainties. Forward-looking statements generally relate to possible or assume future results of our business, financial condition, results of operations, liquidity, plans and objectives. You can generally identify forward-looking statements because they contain words such as “may,” “will,” “should,” “expects,” “plans,” “anticipates,” “could,” “intends,” “target,” “projects,” “contemplates,” “believes,” “estimates,” “predicts,” “potential” or “continue” or the negative of these terms or other similar expressions that concern our expectations, strategy, plans or intentions. We have based these forward-looking statements largely on our current expectations and projections regarding future events and trends that we believe may affect our business, financial condition and results of operations. The outcome of the events described in these forward-looking statements is subject to risks, uncertainties and other factors described in the section entitled “Risk Factors” in our Registration Statement on Form S-1 (333-278629) (the “Registration Statement”), and elsewhere in the Registration Statement. Accordingly, you should not rely upon forward-looking statements as predictions of future events. We cannot assure you that the results, events and circumstances reflected in the forward-looking statements will be achieved or occur, and actual results, events or circumstances could differ materially from those projected in the forward-looking statements. Forward-looking statements contained in this Current Report on Form 8-K include, but are not limited to, statements regarding: the economic conditions in the global markets in which we operate; our ability to successfully implement our business strategy, effectively respond to changes in market dynamics and customer preferences, and achieve the anticipated benefits and associated cost savings of such strategies and actions; our ability to recruit and retain qualified driving associates, independent contractors and third-party auto transportation and logistics companies; an increase in the frequency or severity of accidents or other claims; our expectations regarding the successful implementation of our acquisitions; geopolitical developments and additional changes in international trade policies and relations; the effect of any international conflicts or terrorist activities, on the United States and global economies in general, the transportation industry, or us in particular, and what effects these events will have on our costs and the demand for our services; our ability to manage our network capacity and cost structure for capital expenditures and operating expenses, and match it to shifting and future customer volume levels; our ability to compete effectively against current and future competitors; our ability to maintain our profitability despite quarterly fluctuations in our results, whether due to seasonality, large cyclical events, or other causes; and our future financial and operating results; our expectations regarding the period during which we will qualify as an emerging growth company under the JOBS Act; and our use of the net proceeds from the IPO and the sufficiency of our existing cash to fund our future operating expenses and capital expenditure requirements.

The forward-looking statements made in this Current Report on Form 8-K relate only to events as of the date on which the statements are made. We undertake no obligation to update any forward-looking statement to reflect events or circumstances after the date on which the statement is made or to reflect the occurrence of unanticipated events. We may not actually achieve the plans, intentions or expectations disclosed in our forward-looking statements and you should not place undue reliance on our forward-looking statements. We do not assume any obligation to update any forward-looking statements, whether as a result of new information, future events or otherwise, except as required by law.

Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 7, 2025.

Proficient Auto Logistics, Inc.

By	/s/ Brad Wright
Brad Wright Chief Financial Officer and Secretary